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                                                                   EXHIBIT 10.32

                               FIRST AMENDMENT TO
                            ASSET PURCHASE AGREEMENT


         This First Amendment to Asset Purchase Agreement (the "Amendment") is made and entered as of this 30th day of October, 2002 by and among Pak-Sak Industries, Inc., a Michigan corporation ("Seller"), Maxco, Inc., a Michigan Corporation ("Seller Shareholder" or "Shareholder") ("Seller Shareholder or "Shareholder, together with "Seller", "Seller Parties"), P-S Business Acquisition Inc., a Michigan corporation ("BusinessCo") and P&D Real Estate, LLC, a Michigan limited liability company ("Real EstateCo") (BusinessCo and Real EstateCo are referred herein together as "Buyer", and Packaging Personified, Inc., an Illinois corporation ("Guarantor," together with Buyer, "Buyer Parties").

                                    RECITALS

         WHEREAS, the parties have entered into that certain Asset Purchase Agreement dated as of September 27, 2002 (the "Original Agreement") pursuant to which Seller has offered to sell, and BusinessCo and Real EstateCo have agreed to purchase, substantially all of Seller's property and assets relating to the Business and to assume certain liabilities in connection with the Business; and

         WHEREAS, both the Buyer Parties and the Seller Parties wish to extend the Closing Date of the transaction from October 31, 2002 to November 25, 2002.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       CLOSING DATE

         Section 10.a. of the Original Agreement is hereby amended to read in its entirety as follows:

         "a. Closing. The closing of the transactions contemplated in this Agreement (the "Closing") shall take place at the offices of Warren Cameron Faust & Asciutto, P.C. at 10:00 a.m. on November 25, 2002 or at such other place and or on such other date as the parties may agree upon (the "Closing Date")."



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2.       NO FURTHER AMENDMENTS

         Except as otherwise expressly set forth herein, this Amendment does not otherwise modify or amend any of the terms of the Original Agreement.

3.       FACSIMILE EXECUTION, COUNTERPARTS

         This Amendment may be executed via facsimile and in counterparts, each of which shall be deemed an original, and as so executed shall constitute one agreement.



                            [signature page follows]




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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                             SELLER:

                                             Pak-Sak Industries, Inc.

                                             By: /s/ Richard G. Johns
                                                 -------------------------------
                                                      Richard G. Johns
                                                      Its: President

                                             SELLER SHAREHOLDER:

                                             Maxco, Inc.

                                             By: /s/ Max A. Coon
                                                 -------------------------------
                                                      Max A. Coon
                                                      Its: President

                                             BUYER

                                             P-S Business Acquisition, Inc.

                                             By: /s/ Dominic Imburgia
                                                 -------------------------------
                                                      Dominic Imburgia,
                                                      Its: President

                                             P&D Real Estate, LLC

                                             By: /s/ Dominic Imburgia
                                                 -------------------------------
                                                      Dominic Imburgia
                                                      Its: Manager

                                             GUARANTOR:

                                             Packaging Personified, Inc.

                                             By: /s/ Dominic Imburgia
                                                 -------------------------------
                                                      Dominic Imburgia
                                                      Its: President

OAK1 #324642 v1



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